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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 26, 2004

                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
                 (State or other jurisdiction of incorporation)

             0-19952                                        41-1515691
      (Commission File No.)                    (IRS Employer Identification No.)

                             10900 Red Circle Drive,
                           Minnetonka, Minnesota 55343
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 979-3600
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

On August 26, 2004, Chronimed Inc. issued a press release relating to litigation brought against it and its Board of Directors relating to the pending merger with MIM Corporation. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this Report as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits:

Exhibit No.              Description
-----------              -----------
99.1                     Press Release of Chronimed Inc., dated August 26, 2004,
                         regarding Litigation Brought relating to its Merger with
                         MIM Corporation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CHRONIMED INC.

Date:  August 26, 2004
                                                    /s/ Henry F. Blissenbach
                                                    ---------------------------
                                                    Henry F. Blissenbach
                                                    Chief Executive Officer and
                                                    Chairman of the Board of
                                                    Directors



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